SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 3

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JANUARY 2, 2003
OPPENHEIMER HOLDINGS INC.
(Exact name of registrant as specified in charter)

Ontario, Canada (STATE OF OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	1-12043 (Commission File No.)	98-0080034 (I.R.S. Employer Identification Number)

P.O. Box 2015, Suite 1110 20 Eglinton Avenue West Toronto, Ontario, Canada (ADDRESS OF PRICIPAL EXECUTIVE OFFICE)		M4R 1K8 (Zip Code)
(416) 322-1515
(Registrant’s telephone number, including area code)
Fahnestock Viner Holdings Inc.
(Former name OR former address if changed sionce last report)

EXPLANATORY NOTE

On January 17, 2003, Oppenheimer Holdings Inc. (formerly called Fahnestock Viner Holdings Inc.) (the "Company") filed a Current Report on Form 8-K (the "January 17th 8-K") reporting the acquisition of certain assets of the U.S Private Client Division (the "Private Client Division") of CIBC World Markets Corp. ("World Markets"), a subsidiary of Canadian Imperial Bank of Commerce ("CIBC"), and the agreement to acquire certain assets of the U.S. Asset Management Division (the "Asset Management Division" and together with the Private Client Division, the "Purchased Divisions") of World Markets at a later date.

The sole purpose of this amendment is to provide the audited historical financial statements of the businesses acquired as required by Item 7(a) of Form 8-K. As permitted by Item 7(a) of Form 8-K, the January 17th 8-K omitted the historical audited financial statements of the Purchased Divisions and related pro forma financial information, and indicated that such financial information would be provided within 60 days of such filing. The Company was unable to obtain the omitted historical information within that timeframe, and is submitting herewith the audited historical financial information of the Purchased Divisions for the years ended October 31, 2002 and 2001, as provided to the Company by World Markets. The Company has been informed by World Markets that the historical financial information of the Purchased Divisions for the year ended October 31, 2000 is not available and is not expected to become available.

The Company plans to file an amendment to the January 17th 8-K providing related pro forma financial information.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) the Combined Financial Statements of the Wealth Management Division of CIBC World Markets Corp. (A Carve-Out Entity) as of October 31, 2002 and the related combined statement of financial condition, combined statement of operations, and combined statement of cash flows for the year ended October 31, 2002, and the independent auditors report related thereto.

(ii) the Combined Financial Statements of the Wealth Management Division of CIBC World Markets Corp. (A Carve-Out Entity) as of October 31, 2001 and the related combined statement of financial condition, combined statement of operations, and combined statement of cash flows for the year ended October 31, 2001, and the independent auditors report related thereto.

Combined Statement of Operations For the Year Ended October 31, 2001	24
Combined Statement of Cash Flows For the Year Ended October 31, 2001	25
Notes to Combined Financial Statements October 31, 2001	26

(c ) Exhibits.

23.1 Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OPPENHEIMER HOLDINGS INC.

Date: August 9, 2004
By: "E.K. Roberts"
Name: E.K. Roberts
Title: President

Combined Financial Statements

Wealth Management Division of CIBC World Markets Corp.

(A Carve-Out Entity)

Year ended October 31, 2002

with Report of Independent Auditors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

CIBC World Markets Corp.

We have audited the accompanying combined statement of financial condition of the Wealth Management Division of CIBC World Markets Corp. (A Carve-out Entity) (the "Division") as of October 31, 2002, and the related combined statements of operations and cash flows for the year then ended. These combined financial statements are the responsibility of CIBC World Markets Corp.’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Wealth Management Division of CIBC World Markets Corp. (A Carve-out Entity) as of October 31, 2002 and the combined results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1, on December 10, 2002, Fahnestock Viner Holdings Inc., which was subsequently renamed Oppenheimer Holdings, Inc., announced that it had agreed to acquire the Division.

"Ernst & Young LLP"

May 9, 2004

WEALTH MANAGEMENT DIVISION OF CIBC WORLD MARKETS CORP. (A Carve-out Entity)
COMBINED STATEMENT OF FINANCIAL CONDITION OCTOBER 31, 2002
(000’s omitted)

ASSETS:
Cash
$ 14,674
Cash segregated pursuant to federal and other regulations
127
Receivable from broker-dealers and clearing organizations
184,392
Receivable from customers, net
634,362
Securities owned, at fair value
14,344
Furniture, fixtures and leasehold improvements, at cost, less accumulated depreciation and amortization of $11,297
11,031
Income taxes receivable
31,036
Other assets
99,091
Total assets
$ 989,057

LIABILITIES:
Drafts payable
$ 20,926
Payable to broker-dealers and clearing organizations
43,505
Payable to customers
257,005
Securities sold, not yet purchased, at fair value
547
Accrued employee compensation and benefits
103,852
Other liabilities and accrued expenses
104,016
Total liabilities
529,851

COMMITMENTS AND CONTINGENCIES (Notes 9 and 12)

NET ASSETS
$ 459,206

See notes to combined financial statements.

WEALTH MANAGEMENT DIVISION OF CIBC WORLD MARKETS CORP. (A Carve-out Entity)
COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2002
(000’s omitted)

REVENUES:
Commissions
$ 202,621
Investment management fees
118,091
Trading, net
37,894
Interest and dividends
24,198
Investment banking
16,084
Other
5,964
Total revenues
404,852

EXPENSES:
Employee compensation and benefits
260,010
Brokerage, exchange and clearance fees
50,798
Data processing and communications
47,480
Legal and litigation
41,082
Charge for common services
37,808
Occupancy and equipment
29,965
Regulatory fees
6,496
Professional fees
3,467
Business development
2,563
Interest
1,448
Other
12,905
Total expenses
494,022

Loss before income tax benefit	(89,170)

INCOME TAX BENEFIT	(31,036)
Net loss
$ (58,134)

See notes to combined financial statements.

WEALTH MANAGEMENT DIVISION OF CIBC WORLD MARKETS CORP. (A Carve-out Entity)
COMBINED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2002
(000’s omitted)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss
$ (58,134)
Adjustments to reconcile net loss to net cash used in operating activities:

Non-cash items included in net loss:

Depreciation and amortization
2,531
(Increase) decrease in assets:

Cash segregated pursuant to federal and other regulations
82
Receivable from broker-dealers and clearing organizations
(111,494)
Receivable from customers, net
60,677
Securities owned, at fair value
(13,708)
Income taxes receivable
7,395
Other assets
4,312
Increase (decrease) in liabilities:

Drafts payable
(2,866)
Payable to broker-dealers and clearing organizations
(13,867)
Payable to customers
19,447
Securities sold, not yet purchased, at fair value
(956)
Accrued employee compensation and benefits
8,238
Other liabilities and accrued expenses
25,177
Net cash used in operating activities
(73,166)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of furniture, fixtures and leasehold improvements
(623)
Cash used in investing activities
(623)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash received from parent
67,092
Cash provided by financing activities
67,092

Net decrease in cash
(6,697)

CASH, beginning of year	21,371

CASH, end of year	$ 14,674

For the year ended October 31, 2002, interest paid was $1,448.

See notes to combined financial statements.

WEALTH MANAGEMENT DIVISION OF CIBC WORLD MARKETS CORP. (A Carve-out Entity)
NOTES TO COMBINED FINANCIAL STATEMENTS OCTOBER 31, 2002
(000’s omitted)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The combined financial statements of the Wealth Management Division of CIBC World Markets Corp. (the "Division"), include the carve-out of the combined assets, liabilities and results of operations of the businesses of the CIBC World Markets Corp. ("CIBC WM") , including certain wholly-owned subsidiaries, acquired by Fahnestock Viner Holdings Inc. ("Fahnestock") on January 2 , 2003. For purposes of presenting the carve-out combined financial statements of the Division, allocations were required to determine the assets, liabilities and operations attributable to the Division. Management believes that the allocation methodology was reasonable.

On December 10, 2002, it was announced that Fahnestock Viner Holdings Inc., which was subsequently renamed Oppenheimer Holdings, Inc. ("Oppenheimer"), agreed to acquire the US Wealth Management Division which includes the Oppenheimer Private Client and Asset Management businesses of CIBC WM. In consideration of the transaction, CIBC WM received approximately $178,300 in cash plus notes with a fair value of approximately $54,290 for certain assets.

All material inter-division balances and transactions within the Division have been eliminated.

These statements were prepared to reflect the position and results of operations for the year ended October 31, 2002 and were not reflective of the closing balances of the Division upon acquisition by Fahnestock.

The accompanying Statement of Operations reflects the revenues and expenses attributed to the Division, irrespective of whether the assets or liabilities giving rise to such revenues and expenses were transferred to or assumed by the buyer.

Nature of Business

The Division provided clients and counterparties with a full range of services in connection with securities transactions, investment banking and investment management.

Securities and Commodities Transactions

Customers’ securities and commodities transactions were recorded on a settlement date basis with related commission income and expenses recorded on a trade-date basis. Securities and commodities transactions of the Division were recorded on a trade-date basis. The Division executed trades for customers on both an agency and principal basis. Agency transactions resulted in the recording of commission revenue while principal trades resulted in the recording of trading revenue.

Securities owned and securities sold, not yet purchased, were valued at fair value and the resulting unrealized gains and losses were reflected in trading revenues, net in the accompanying combined statement of operations. The fair values of trading positions were generally based on listed market prices. If listed market prices were not available, fair value was determined based on other relevant factors, including dealer price quotations and price quotations for similar instruments.

Investment Management Fees

Investment management fees were generally received quarterly but recognized as earned on a pro rata basis over the term of the contract.

Investment Banking

Investment banking revenues included gains, losses and fees, net of syndicate expenses which arose from securities offerings in which the Company acted as an underwriter or agent. Investment banking revenues also include fees earned from providing merger-and-acquisition and financial restructuring advisory services. Investment banking revenues and underwriting fees were recognized when services for the transaction were completed.

Collateral

The Division accepted and pledged collateral in connection with secured financing and securities borrowing transactions. Agreements covering these transactions could permit the secured party to sell or re-pledge the collateral. Division management monitored the risk of loss by assessing the fair value of the collateral accepted or pledged as compared with the related receivable, payable or other collateral exchanged and requested additional collateral where deemed appropriate.

Collateral accepted under securities borrowing agreements and margin lending agreements was used to cover securities sold, not yet purchased. At October 31, 2002, the fair value of collateral accepted under customer margin loans was $765,686 of which $88,598 was sold or re-pledged.

Furniture, Fixtures and Leasehold Improvements

Furniture, fixtures and leasehold improvements were carried at cost, less accumulated depreciation and amortization. Depreciation of furniture and fixtures was provided on a straight-line basis over their useful lives. Amortization of leasehold improvements was provided on a straight-line basis over the lesser of the economic useful lives of the improvements or the terms of the leases.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the combined financial statements and related disclosures. Actual results could differ from those estimates.

Income Taxes

The Division’s taxable income was included in the consolidated Federal income tax return of CIBC WM. Income tax expense was provided based on a separate return basis using the blended tax rate for CIBC WM based on Federal and local tax rates in effect during the period. There were no timing differences, which could cause the Division to record deferred tax assets or liabilities. Tax receivables were settled through an intercompany settlement process with CIBC WM on an annual basis.

2. CASH AND CASH SEGREGATED PURSUANT TO FEDERAL AND OTHER REGULATIONS

Cash represents money deposited with financial institutions that could be withdrawn. Cash segregated pursuant to federal and other regulations includes cash segregated under the requirements of the Commodity Exchange Act and represents funds deposited by customers and funds due to customers.

3. RECEIVABLE FROM BROKER-DEALERS AND CLEARING ORGANIZATIONS AND PAYABLE TO BROKER-DEALERS AND CLEARING ORGANIZATIONS

The components of receivable from broker-dealers and clearing organizations and payable to broker-dealers and clearing organizations as of October 31, 2002 were as follows:

Receivable from broker-dealers and clearing organizations:
Securities borrowed
$ 130,382
Clearing organizations
47,784
Net trade-date accrual
5,963
Securities failed to deliver
179
Other
84
$ 184,392
Payable to broker-dealers and clearing organizations:
Securities failed to receive
$ 43,115
Other
390
$ 43,505

As these amounts were short-term in nature, their carrying amounts were a reasonable estimate of fair value.

Securities borrowed was based on an allocation process whereby securities borrowed were allocated to business units by the CIBC WM Equity Finance group. The Division earned rebate income based on the fair value of the securities borrowed and therefore recorded securities borrowed at the fair value of such underlying securities. The difference between the contract value of the underlying CIBC WM securities borrowed with external parties and fair value of the securities borrowed was not material.

4. RECEIVABLE FROM AND PAYABLE TO CUSTOMERS

Balances receivable from customers were generally collateralized by marketable securities. Payable to customers primarily represents free credit balances of customers and amounts payable against receipts of marketable securities.

Receivable from customers was net of an allowance for doubtful accounts of $1,284 as of October 31, 2002.

5. SECURITIES OWNED AND SECURITIES SOLD, NOT YET PURCHASED

Securities owned and securities sold, not yet purchased as of October 31, 2002 include trading securities and consisted of the following (at fair value):

	Securities Owned	Securities Sold, Not Yet Purchased

U.S. government and agency obligations	$ 321	$ 120
State and municipal obligations	-	96
Corporate bonds	56	90
Stocks and warrants	13,793	239
Money market funds	172	-
Options	2	2
	$ 14,344	$ 547

6. RELATED PARTY TRANSACTIONS

Direct Allocation

In the normal course of business, the Division engaged in various transactions with CIBC WM and it’s affiliates. These transactions included, but were not limited to, securities borrowed and loaned, trade execution and custodial services, investment management services and services related to investment banking and financial products. Additionally, the Division had agreements with CIBC WM under which the Division utilized office space and other assets of CIBC WM. In addition, certain revenues and expenses were allocated among affiliates and the Division in accordance with the terms of a master servicing agreement. The following amounts related to direct allocations of CIBC WM and affiliates to the Division were included in the accompanying combined financial statements:

Assets:
Other assets
1,555

Liabilities:
Other liabilities and accrued expenses
25

Revenues:
Investment management fees
14,690
Expenses:
Occupancy and equipment	10,694

Allocated Expenses

Management has made allocations of income and expense items to the Division. The allocation methodologies used by CIBC WM were based on numerous factors, including space occupied, head count or level of effort. The use of different allocation methodologies could yield different results.

CIBC WM maintains centralized operations for common services. The Combined Statement of Operations includes expenses allocated to the Division for such common services provided. The following amounts related to allocated services were included in the accompanying Combined Statement of Operations.

Expenses:
Employee compensation and benefits
6,469
Data processing and communications
13,595
Brokerage, exchange and clearance fees
27,986
Charge for common services
37,808

7. SHORT–TERM LOAN AND DRAFTS PAYABLE

Drafts payable represent amounts drawn by the Division against various banks.

8. INCOME TAXES

The following table reconciles the federal statutory income tax rate to the Division’s effective tax rate for the year ended October 31, 2002:

Statutory federal income tax rate for corporations	35.00%
Impact of:
State and local taxes
9.23
Legal reserves
(9.42)
34.81%

9. COMMITMENTS AND CONTINGENCIES

Long-Term Lease Commitments

The Division occupied office premises under non-cancelable leases expiring on various dates through 2013. At October 31, 2002, aggregate minimum rental commitments for office space leases were as follows:

Year End October 31,	2003	$11,734
	2004	10,926
	2005	10,080
	2006	9,286
	2007	8,242
	2008 and thereafter	39,694
		$89,962

Some of the Division’s leases contained escalation provisions for tax and operating expenses. Rent expense for 2002 aggregated $22,811 including $7,973 for actual space which was returned to CIBC WM after the sale of the Division. Some of the Division’s leases contained provisions for optional renewal.

Litigation

Many aspects of the Division’s business involve substantial risks of potential liability. In the normal course of business, CIBC WM has been named a defendant in numerous civil actions arising from the operations of the Division. Several of these actions were class actions, purportedly brought on behalf of various classes of claimants, which demand damages in large or indeterminate amounts.

CIBC WM is being investigated by the SEC and the Office of the New York State Attorney general ("NYAG") relating to financing and brokerage services CIBC WM provided to certain hedge funds that allegedly engaged in mutual fund market timing. CIBC WM has and will continue to cooperate with these and related investigations. In connection with this matter, the Division has established a reserve of approximately $19,000 as of October 31, 2002.

In view of the number and diversity of claims against CIBC WM, the number of jurisdictions in which litigation was pending and the inherent difficulty of predicting the outcome of litigation and other claims, CIBC WM cannot state with certainty what the eventual outcome of pending litigation or other claims will be. The amounts sought from CIBC WM in pending litigation and other claims were substantial. Nevertheless, after considering all relevant facts and the opinions of

CIBC WM’s general counsel as well as outside counsel, it was the opinion of the management of CIBC WM that the resolution of such litigation and other claims will not in the aggregate have a material adverse effect on the Division’s future financial position, however; such resolution could have a material adverse impact on operating results in future periods depending in part on the results of such periods.

CIBC WM retained all liability for litigation arising from actions of the Division before the Division’s sale to Fahnestock.

10. EMPLOYEE BENEFIT PLANS

The Division’s employees participated in defined contribution plans administered by CIBC WM or an affiliate of CIBC WM, which met the requirements of Section 401(k) of the Internal Revenue Code. Expenses of $2,804 relating to the aforementioned plans for the year ended October 31, 2002 have been allocated to the Division and were included in the accompanying Combined Statement of Operations in employee compensation and benefits.

11. POSTRETIREMENT BENEFITS

CIBC WM, through a plan administered by an affiliate, provided certain health care and life insurance benefits to eligible retired employees. The FASB’s SFAS No. 106, "Employers Accounting for Postretirement Benefits Other Than Pensions", required the accrual of the expected costs of providing these benefits during the years that the employee renders the necessary service. For the year ended October 31, 2002, the Division was allocated a postretirement benefit expense of $999 which was included in the Combined Statement of Operations in employee compensation and benefits.

The Division, CIBC WM, other affiliates and U.S. employees of CIBC WM’s parent participated in a noncontributory defined benefit plan (the "Pension Plan"). The Pension Plan benefit payment formula was generally based upon retired employees’ length of service and a percentage of qualifying compensation during the final years of employment. The affiliates’ funding policy was to contribute annually the amount necessary to satisfy the Internal Revenue Service’s funding standards. Contributions were intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. For the year ended October 31, 2002, the Division recorded pension benefit expenses of $2,666, which was included in the accompanying Combined Statement of Operations in employee compensation and benefits.

12. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

In the normal course of business, the Division entered into securities transactions. If the securities subject to such transactions were not in the possession or control of the Division, the Division was subject to risk of loss if the security was not received and the fair value had increased over the contract amount of the transactions.

The Division had sold securities that it did not own and was obligated to purchase such securities at a future date. The Division had recorded this obligation in the Combined Statement of Financial Condition at the October 31, 2002 fair value of the securities. The Division would incur a loss if the fair value of the securities increased subsequent to October 31, 2002.

The Division entered into various transactions in financial instruments with off-balance sheet risk in order to meet the needs of its clients, to manage its exposure to market risks and in connection with its normal proprietary trading activities. These transactions included the purchase and sale of forward and futures contracts, when issued securities and the writing of exchange-traded and over-the-counter options. Each of these transactions contained varying degrees of off-balance sheet risk.

Risks arise in financial futures, forward contracts and when issued securities from unfavorable changes in currency exchange rates or in the fair value of the underlying financial instruments. In written option contracts, the Division received premiums at the outset and then bore the risk of unfavorable changes in fair values of the underlying instruments.

The contractual or notional amounts of these instruments as of October 31, 2002 are set forth below:

Exchange traded options:
Securities and stock indices purchased
$ 4
Securities and stock indices written
4

The notional or contractual amounts above do not represent the potential market risk to the Division but were an indication of the volume of these transactions. Generally, these instruments were hedged with offsetting positions or were utilized to reduce the Division’s market risk.

The notional or contractual amounts of these instruments do not represent the Division’s exposure to credit risk. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Division’s exposure to credit risk associated with these contracts was the replacement cost of these contracts.

As agent, the Division executed securities and commodities transactions on behalf of its customers. If either the customer or a counterparty failed to perform, the Division could have been required to discharge the obligations of the non-performing party. In such circumstances, the Division would sustain a loss if the fair value of the security or commodity contract was different from the contract value of the transaction.

The Division may deliver securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In such circumstances, the Division could incur a loss up to the amount by which the fair value of the securities delivered exceeds the fair value of the loan or other collateral received or in the possession or control of the Division. Additionally, the Division delivered customer securities as collateral to satisfy margin requirements of various exchanges. In the event the counterparty was unable to meet its contractual obligation to return customer securities delivered as collateral, the Division would be obligated to purchase the securities in order to return them to the customer.

As general partner, the Division was contingently liable for the obligations of various limited partnerships engaged primarily in securities investments and real estate activities. In the opinion of the Division, such liabilities, if any, for the obligations of the partnerships would not in the aggregate have a material adverse effect on the Division’s financial position.

The majority of the Division’s transactions and, consequently, the concentration of its credit exposure were with customers, broker-dealers and other financial institutions in the United States. These activities primarily involved collateralized arrangements and could result in credit exposure in the event that the counterparty failed to meet its contractual obligations. The Division’s exposure to credit risk could be directly impacted by volatile securities markets which could impair the ability of counterparties to satisfy their contractual obligations.

The Division sought to control its credit risk through a variety of reporting and control procedures, including establishing credit limits based upon a review of the counterparties’ financial condition and credit ratings.

The Division monitored collateral levels on a daily basis for compliance with regulatory and internal guidelines and requested changes in collateral levels as appropriate.

13. TRADING AND RELATED ACTIVITIES

Net trading revenue for the year ended October 31, 2002 was primarily related to equity instruments.

14. REGULATORY REQUIREMENTS

While the Division is not a legal entity, CIBC WM, as a registered broker-dealer is subject to the Net Capital Rule (SEC Rule 15c3-1) and the Customer Protection Rule (SEC Rule 15c3-3) promulgated under the Securities Exchange Act of 1934. At October 31, 2002, CIBC WM was in compliance with the requirements of these Rules. However, the net capital and customer protection requirements of the Division were not required and have not been separately determined.

15. EVENTS OF SEPTEMBER 11, 2001

The Division's operations located at One World Financial center, in close proximity to the World Trade Center, were directly affected by the events of September 11. CIBC WM wrote off certain of the Division’s assets. Management has not allocated any September 11 related costs to the Division.

Combined Financial Statements

Wealth Management Division of CIBC World Markets Corp.

(A Carve-Out Entity)

Year ended October 31, 2001

with Report of Independent Auditors

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of

CIBC World Markets Corp.

We have audited the accompanying combined statement of financial condition of the Wealth Management Division of CIBC World Markets Corp. (A Carve-out Entity) (the "Division") as of October 31, 2001, and the related combined statements of operations and cash flows for the year then ended. These combined financial statements are the responsibility of CIBC World Markets Corp.’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Wealth Management Division of CIBC World Markets Corp. (A Carve-out Entity) as of October 31, 2001 and the combined results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1, on December 10, 2002, Fahnestock Viner Holdings Inc., which was subsequently renamed Oppenheimer Holdings, Inc., announced that it had agreed to acquire the Division.

"Ernst & Young LLP"

May 9, 2004

WEALTH MANAGEMENT DIVISION OF CIBC WORLD MARKETS CORP. (A Carve-out Entity)
COMBINED STATEMENT OF FINANCIAL CONDITION OCTOBER 31, 2001
(000’s omitted)

ASSETS:
Cash
$ 21,371
Cash segregated pursuant to federal and other regulations
209
Receivable from broker-dealers and clearing organizations
72,898
Receivable from customers, net
695,039
Securities owned, at fair value
636
Furniture, fixtures and leasehold improvements, at cost, less accumulated depreciation and amortization of $11,858
11,181
Income taxes receivable
38,431
Other assets
103,403
Total assets
$ 943,168

LIABILITIES:
Drafts payable
$ 23,792
Payable to broker-dealers and clearing organizations
57,372
Payable to customers
237,558
Securities sold, not yet purchased, at fair value
1,503
Accrued employee compensation and benefits
95,614
Other liabilities and accrued expenses
78,839
Total liabilities
494,678

COMMITMENTS AND CONTINGENCIES (Notes 9 and 12)

NET ASSETS
$ 448,490

See notes to combined financial statements.

WEALTH MANAGEMENT DIVISION OF CIBC WORLD MARKETS CORP. (A Carve-out Entity)
COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001
(000’s omitted)

REVENUES:
Commissions
$ 224,652
Investment management fees
126,781
Trading, net
32,124
Interest and dividends
28,439
Investment banking
11,597
Other
9,168
Total revenues
432,761

EXPENSES:
Employee compensation and benefits
283,168
Brokerage, exchange and clearance fees
48,601
Data processing and communications
43,850
Legal and litigation
41,380
Charge for common services
39,658
Occupancy and equipment
29,616
Regulatory fees
7,195
Business development
5,524
Professional fees
4,831
Interest
245
Other
13,064
Total expenses
517,132

Loss before income tax benefit	(84,371)

INCOME TAX BENEFIT	(38,431)
Net loss	$ (45,940)

See notes to combined financial statements.

WEALTH MANAGEMENT DIVISION OF CIBC WORLD MARKETS CORP. (A Carve-out Entity)
COMBINED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2001
(000’s omitted)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss
$ (45,940)
Adjustments to reconcile net loss to net cash provided by operating activities:

Non-cash items included in net loss:

Depreciation and amortization
3,995
(Increase) decrease in assets:

Cash segregated pursuant to federal and other regulations
64
Receivable from broker-dealers and clearing organizations
58,677
Receivable from customers, net
420,394
Securities owned, at fair value
200
Income taxes receivable Other assets
(38,431)
(32,177)

Increase (decrease) in liabilities:

Drafts payable
(4,659)
Payable to broker-dealers and clearing organizations
(24,737)
Payable to customers
42,656
Securities sold, not yet purchased, at fair value
1,093
Accrued employee compensation and benefits
(45,480)
Income taxes payable
(35,163)
Other liabilities and accrued expenses
26,992
Net cash provided by operating activities
327,484

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of furniture, fixtures and leasehold improvements
(3,796)
Cash used in investing activities
(3,796)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash paid to parent
(319,707)
Cash used in financing activities
(319,707)

Net increase in cash
3,981

CASH, beginning of year	17,390

CASH, end of year	$ 21,371

For the year ended October 31, 2001, interest paid was $245.

See notes to combined financial statements.

WEALTH MANAGEMENT DIVISION OF CIBC WORLD MARKETS CORP. (A Carve-out Entity)
NOTES TO COMBINED FINANCIAL STATEMENTS OCTOBER 31, 2001
(000’s omitted)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The combined financial statements of the Wealth Management Division of CIBC World Markets Corp. (the "Division"), include the carve-out of the combined assets, liabilities and results of operations of the businesses of the CIBC World Markets Corp. ("CIBC WM"), including certain wholly owned subsidiaries, acquired by Fahnestock Viner Holdings Inc. ("Fahnestock") on January 2, 2003. For purposes of presenting the carve-out combined financial statements of the Division, allocations were required to determine the assets, liabilities and operations attributable to the Division. Management believes the allocation methodology was reasonable.

On December 10, 2002, it was announced that Fahnestock Viner Holdings Inc., which was subsequently renamed Oppenheimer Holdings, Inc. ("Oppenheimer"), agreed to acquire the US Wealth Management Division which includes the Oppenheimer Private Client and Asset Management businesses of CIBC WM. In consideration of the transaction, CIBC WM received approximately $178,300 in cash plus notes with a fair value of approximately $54,290 for certain assets.

All material inter-division balances and transactions within the Division have been eliminated.

These statements were prepared to reflect the position and results of operations for the year ended October 31, 2001 and were not reflective of the closing balances of the Division upon acquisition by Fahnestock.

The accompanying Statement of Operations reflects the revenues and expenses attributed to the Division, irrespective of whether or the assets or liabilities giving rise to such revenues and expenses were transferred to or assumed by the buyer.

Nature of Business

The Division provided clients and counterparties with a full range of services in connection with securities transactions, investment banking, and investment management.

Securities and Commodities Transactions

Customers’ securities and commodities transactions were recorded on a settlement date basis with related commission income and expenses recorded on a trade-date basis. Securities and commodities transactions of the Division were recorded on a trade-date basis. The Division executed trades for customers on both an agency and principal basis. Agency transactions resulted in the recording of commission revenue while principal trades resulted in the recording of trading revenue.

Securities owned and securities sold, not yet purchased, were valued at fair value and the resulting unrealized gains and losses were reflected in trading revenues, net in the accompanying combined statement of operations. The fair values of trading positions were generally based on listed market prices. If listed market prices were not available, fair value was determined based on other relevant factors, including dealer price quotations and price quotations for similar instruments.

Investment Management Fees

Investment management fees were generally received quarterly but were recognized as earned on a pro rata basis over the term of the contract.

Investment Banking

Investment banking revenues include gains, losses and fees, net of syndicate expenses which arose from securities offerings in which the Company acted as an underwriter or agent. Investment banking revenues also include fees earned from providing merger-and-acquisition and financial restructuring advisory services. Investment banking revenues and underwriting fees were recognized when services for the transaction were completed.

Collateral

The Division accepted and pledged collateral in connection with secured financing and securities borrowing transactions. Agreements covering these transactions could permit the secured party to sell or re-pledge the collateral. Division management monitored the risk of loss by assessing the fair value of the collateral accepted or pledged as compared with the related receivable, payable or other collateral exchanged and requests additional collateral where deemed appropriate.

Collateral accepted under securities borrowing agreements and margin lending agreements was used to cover securities sold, not yet purchased. At October 31, 2001, the fair value of collateral accepted under customer margin loans was $1,014,520 of which $72,265 was sold or re-pledged.

Furniture, Fixtures and Leasehold Improvements

Furniture, fixtures and leasehold improvements were carried at cost, less accumulated depreciation and amortization. Depreciation of furniture and fixtures was provided on a straight-line basis over their useful lives. Amortization of leasehold improvements was provided on a straight-line basis over the lesser of the economic useful lives of the improvements or the terms of the leases.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the combined financial statements and related disclosures. Actual results could differ from those estimates.

Income Taxes

The Division’s taxable income was included in the consolidated Federal income tax return at CIBC WM. Income tax expense was provided based on separate return basis using a blended tax rate for CIBC WM, based on Federal and State rates in effect during the period. There were no permanent differences, or timing differences, which could cause the Division to record deferred tax assets or liabilities. Tax receivables were settled through an intercompany settlement process with CIBC WM on an annual basis.

2. CASH AND CASH SEGREGATED PURSUANT TO FEDERAL AND OTHER REGULATIONS

Cash represents money deposited with financial institutions that could be withdrawn. Cash segregated pursuant to federal and other regulations includes cash segregated under the requirements of the Commodity Exchange Act and represents funds deposited by customers and funds due to customers.

3. RECEIVABLE FROM BROKER-DEALERS AND CLEARING ORGANIZATIONS AND PAYABLE TO BROKER-DEALERS AND CLEARING ORGANIZATIONS

The components of receivable from broker-dealers and clearing organizations and payable to broker-dealers and clearing organizations as of October 31, 2001 were as follows:

Receivable from broker-dealers and clearing organizations:
Clearing organizations
$ 44,679
Securities borrowed
19,144
Securities failed to deliver
5,426
Net trade-date accrual
3,539
Other
110
$ 72,898
Payable to broker-dealers and clearing organizations:
Securities failed to receive
$ 57,271
Other
101
$ 57,372

As these amounts were short-term in nature, their carrying amounts were a reasonable estimate of fair value.

Securities borrowed was based on an allocation process whereby securities borrowed were allocated to business units by the CIBC WM Equity Finance group. The Division earned rebate income based on the fair value of the securities borrowed and therefore recorded securities borrowed at the fair value of such underlying securities. The difference between the contract value of the underlying CIBC WM securities borrowed with external parties and allocated fair value of the securities borrowed was not material.

4. RECEIVABLE FROM AND PAYABLE TO CUSTOMERS

Balances receivable from customers were generally collateralized by marketable securities. Payable to customers primarily represents free credit balances of customers and amounts payable against receipts of marketable securities.

Receivable from customers was net of an allowance for doubtful accounts of $3,319 as of October 31, 2001.

5. SECURITIES OWNED AND SECURITIES SOLD, NOT YET PURCHASED

Securities owned and securities sold, not yet purchased as of October 31, 2001 include trading securities and consisted of the following (at fair value):

	Securities Owned	Securities Sold, Not Yet Purchased

U.S. government and agency obligations	$ 6	$ 1
State and municipal obligations	-	32
Corporate bonds	13	1,280
Stocks and warrants	546	190
Money market funds	64	-
Options	7	-
	$ 636	$ 1,503

6. RELATED PARTY TRANSACTIONS

Direct Allocation

In the normal course of business, the Division engaged in various transactions with CIBC WM and its affiliates. These transactions included, but were not limited to, securities borrowed and loaned, trade execution and custodial services, investment management services and services related to investment banking and financial products. Additionally, the Division had agreements with CIBC WM under which the Division utilizes office space and other assets of CIBC WM. In addition, certain revenues and expenses were allocated among affiliates and the Division in accordance with the terms of a master servicing agreement. The following amounts related to direct allocations of CIBC WM and affiliates to the Division were included in the accompanying combined financial statements:

Assets:
Other assets
2,051

Revenues:
Investment management fees
23,458
Expenses:
Occupancy and equipment
10,123

Allocated Expenses

Management has made allocations of income and expense items to the Division. The allocation methodologies used by CIBC WM, were based on numerous factors, including space occupied, head count or level of effort. The use of different allocation methodologies could yield different results.

CIBC WM maintains centralized operations for common services. The Combined Statement of Operations includes expenses allocated to the Division for such common services provided. The following amounts related to these allocations were included in the accompanying Combined Statement of Operations.

Expenses:
Employee compensation and benefits
6,035
Data processing and communications
9,962
Brokerage, exchange and clearance fees
27,698
Charge for common services
39,658

7. DRAFTS PAYABLE

Drafts payable represent amounts drawn by the Division against various banks.

8. INCOME TAXES

The following table reconciles the federal statutory income tax rate to the Division’s effective tax rate for the year ended October 31, 2001:

Statutory federal income tax rate for corporations	35.00%
Impact of:
State and local taxes	10.55
45.55%

9. COMMITMENTS AND CONTINGENCIES

Long-Term Lease Commitments

The Division occupied office premises under non-cancelable leases expiring on various dates through 2013. At October 31, 2001, aggregate minimum rental commitments for office space leases were as follows:

Year End October 31, 2002	$10,610
2003
10,680

2004
9,830

2005	8,941
2006	8,101
2007 and thereafter
36,307

$84,469

Some of the Division’s leases contained escalation provisions for tax and operating expenses. Rent expense for these in 2001 aggregated $21,289. Some of the Division’s leases contained provisions for optional renewal.

Litigation

Many aspects of the Division’s business involved substantial risks of potential liability. In the normal course of business, CIBC WM has been named a defendant in numerous civil actions arising from the operations of the Division. Several of these actions were class actions, purportedly brought on behalf of various classes of claimants, which demand damages in large or indeterminate amounts.

In view of the number and diversity of claims against CIBC WM, the number of jurisdictions in which litigation was pending and the inherent difficulty of predicting the outcome of litigation and other claims, CIBC WM cannot state with certainty what the eventual outcome of pending litigation or other claims will be. The amounts sought from CIBC WM in pending litigation and other claims were substantial. Nevertheless, after considering all relevant facts and the opinions of CIBC WM’s general counsel as well as outside counsel, it was the opinion of the management of CIBC WM that the resolution of such litigation and other claims will not in the aggregate have a material adverse effect on the Division’s future financial position; however, such resolution could have a material adverse impact on operating results in future periods depending in part on the results of such periods.

CIBC WM retained the liability for litigation arising from actions of the Division before the Division’s sale to Fahnestock.

10. EMPLOYEE BENEFIT PLANS

The Division’s employees participated in defined contribution plans administered by CIBC WM or an affiliate of CIBC WM, which met the requirements of Section 401(k) of the Internal Revenue Code. Expenses of $3,418 relating to the aforementioned plans for the year ended October 31, 2001 have been allocated to the Division and were included in the accompanying Combined Statement of Operations in employee compensation and benefits.

11. POSTRETIREMENT BENEFITS

CIBC WM, through a plan administered by an affiliate, provided certain health care and life insurance benefits to eligible retired employees. The FASB’s SFAS No. 106, "Employers Accounting for Postretirement Benefits Other Than Pensions", required the accrual of the expected costs of providing these benefits during the years that the employee renders the necessary service. For the year ended October 31, 2001, the Division was allocated a postretirement benefit expense of $725, which was included in the combined statement of operations in employee compensation and benefits.

The Division, CIBC WM, other affiliates and U.S. employees of CIBC WM’s parent participated in a noncontributory defined benefit plan (the "Pension Plan"). The Pension Plan benefit payment formula was generally based upon retired employees’ length of service and a percentage of qualifying compensation during the final years of employment. The affiliates’ funding policy was to contribute annually the amount necessary to satisfy the Internal Revenue Service’s funding standards. Contributions were intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. For the year ended October 31, 2001, the Division recorded pension benefit expenses of $1,892, which was included in the accompanying Combined Statement of Operations in employee compensation and benefits.

12. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

In the normal course of business, the Division entered into securities transactions. If the securities subject to such transactions were not in the possession or control of the Division, the Division was subject to risk of loss if the security was not received and the fair value had increased over the contract amount of the transactions.

The Division had sold securities that it did not own and was obligated to purchase such securities at a future date. The Division had recorded this obligation in the combined statement of financial condition at the October 31, 2001 fair value of the securities. The Division would incur a loss if the fair value of the securities increased subsequent to October 31, 2001.

The Division entered into various transactions in financial instruments with off-balance sheet risk in order to meet the needs of its clients, to manage its exposure to market risks and in connection with its normal proprietary trading activities. These transactions included the purchase and sale of forward and futures contracts, when issued securities and the writing of exchange-traded and over-the-counter options. Each of these transactions contained varying degrees of off-balance sheet risk.

Risks arise in financial futures, forward contracts and when issued securities from unfavorable changes in currency exchange rates or in the market price of the underlying financial instruments. In written option contracts, the Division received premiums at the outset and then bore the risk of unfavorable changes in fair values of the underlying instruments.

The contractual or notional amounts of these instruments as of October 31, 2001 are set forth below:

Exchange traded options:
Securities and stock indices purchased
$ 2,659
Securities and stock indices written
25

The notional or contractual amounts above do not represent the potential market risk to the Division but were an indication of the volume of these transactions. Generally, these instruments were hedged with offsetting positions or were utilized to reduce the Division’s market risk.

The notional or contractual amounts of these instruments do not represent the Division’s exposure to credit risk. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Division’s exposure to credit risk associated with these contracts was the replacement cost of these contracts.

As agent, the Division executed securities and commodities transactions on behalf of its customers. If either the customer or counterparty failed to perform, the Division could have been required to discharge the obligations of the non-performing party. In such circumstances, the Division would have sustained a loss if the fair value of the security or commodity contract was different from the contract value of the transaction.

The Division may deliver securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In such circumstances, the Division would incur a loss up to the amount by which the fair value of the securities delivered exceeds the value of the loan or other collateral received or in the possession or control of the Division. Additionally, the Division delivers customer securities as collateral to satisfy margin requirements of various exchanges. In the event the counterparty was unable to meet its contractual obligation to return customer securities delivered as collateral, the Division would be obligated to purchase the securities in order to return them to the customer.

As general partner, the Division was contingently liable for the obligations of various limited partnerships engaged primarily in securities investments and real estate activities. In the opinion of the Division, such liabilities, if any, for the obligations of the partnerships would not in the aggregate have a material adverse effect on the Division’s financial position.

The majority of the Division’s transactions and, consequently, the concentration of its credit exposure were with customers, broker-dealers and other financial institutions in the United States. These activities primarily involved collateralized arrangements and could result in credit exposure in the event that the counterparty fails to meet its contractual obligations. The Division’s exposure to credit risk could be directly impacted by volatile securities markets, which could impair the ability of counterparties to satisfy their contractual obligations.

The Division sought to control its credit risk through a variety of reporting and control procedures, including establishing credit limits based upon a review of the counterparties’ financial condition and credit ratings.

The Division monitored collateral levels on a daily basis for compliance with regulatory and internal guidelines and requested changes in collateral levels as appropriate.

13. TRADING AND RELATED ACTIVITIES

Net trading revenue for the year ended October 31, 2001 was primarily related to equity instruments.

14. REGULATORY REQUIREMENTS

While the Division is not a legal entity, CIBC WM, as a registered broker-dealer is subject to the Net Capital Rule (SEC Rule 15c3-1) and the Customer Protection Rule (SEC Rule 15c3-3) promulgated under the Securities Exchange Act of 1934. At October 31, 2001, CIBC WM was in compliance with the requirements of these Rules. However, the net capital and customer protection requirements of the Division were not required and have not been separately determined.

15. EVENTS OF SEPTEMBER 11, 2001

The Division's operations located at One World Financial center, in close proximity to the World Trade Center, were directly affected by the events of September 11. CIBC WM wrote off certain of the Division’s assets. Management has not allocated any September 11 related costs to the Division.